Exhibit 99.3

EXECUTION COPY

AMENDMENT NO. 15

Dated as of February 10, 2010

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 15 (“Amendment”) is made as of February 10, 2010 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Cash Settlement Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Cash Settlement Amount” means, as of any date of determination, with respect to any Indebtedness, the amount in respect thereof which is required to be repaid, settled, repurchased or otherwise satisfied in cash as of such date. For the avoidance of doubt, with respect to the USF Bonds, upon the delivery of an irrevocable redemption notice by the Company to the trustee under the USF Bond Indenture and the irrevocable deposit by the Company with such trustee of funds in an amount sufficient to pay and discharge such USF Bonds as of the redemption date, the USF Bond Indenture shall have been satisfied and discharged in accordance with the terms of the USF Bond Indenture and the Cash Settlement Amount with respect thereto shall be zero.

(b) The definition of “Change in Control” appearing in Section 1.01 of the Credit Agreement is hereby amended to (i) delete the “or” at the end of clause (b) thereof, (ii) insert the following immediately following clause (c) thereof and immediately prior to the proviso at the end thereof:

or (d) the occurrence of a “Fundamental Change” (as defined in the 6% Senior Note Indenture);

(c) The definition of “Equity Interests” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “and all of the 5% Contingent Convertible Senior Notes” appearing therein and to replace therefor a reference to “and all of the 5% Contingent Convertible Senior Notes and all of the 6% Senior Notes”.

(d) The definition of “Liquidity Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended to insert the following immediately prior to the period at the end thereof:

minus (g) the 5% CoCo Deposit Amount

(e) The definition of “Material Indebtedness” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “$20,000,000” appearing therein and to replace therefor a reference to “$10,000,000”.

(f) The definition of “Senior Notes” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “and the USF Bonds,” appearing therein and to replace therefor a reference to “, the USF Bonds and the 6% Senior Notes,”.

(g) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions therein in the appropriate alphabetical order as follows:

“Amendment No. 15” means Amendment No. 15 to this Agreement, dated as of February 10, 2010, by and among the Borrowers, the Lenders party thereto and the Administrative Agent.

“Amendment No. 15 Effective Date” means February 11, 2010.

“Confirming Lender” means each Lender that delivered a signature page to Amendment No. 15 designating itself as a “Confirming Lender” on or prior to the Amendment No. 15 Effective Date and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption where a Confirming Lender is the assignor thereunder.

“5% CoCo Deposit Account” means that certain deposit account maintained at JPMorgan Chase Bank, N.A. (governed by a control agreement reasonably satisfactory to the Administrative Agent and the Company) into which all or any portion of the amounts on deposit in the 5% CoCo Escrow Account are transferred on the 5% CoCo Release Date if the 5% CoCo Release Date occurs by virtue of clauses (i), (ii) or (iii) of the definition of “5% CoCo Release Date”; provided that, for the avoidance of doubt, the 5% CoCo Deposit Account shall not at any time contain any funds other than such transferred amounts (and any interest earned thereon) and immediately upon the balance of the 5% CoCo Deposit Amount equaling $100 or less, the 5% CoCo Deposit Account will be permanently closed and terminated.

“5% CoCo Deposit Amount” means, as of any date of determination, the amount on deposit in the 5% CoCo Deposit Account.

“5% CoCo Escrow Account” means that certain escrow account maintained at U.S. Bank National Association (governed by an escrow agreement reasonably satisfactory to the Administrative Agent and the Company) into which at least $20,070,000 of the 6% Senior Note Proceeds are deposited as of the issue date of the 6% Senior Notes pursuant to the 6% Senior Note Indenture; provided that, for the avoidance of doubt, the 5% CoCo Escrow Account shall not at any time contain any funds other than such 6% Senior Note Proceeds (and any interest earned thereon).

“5% CoCo Release Date” means the date on which funds are released from the 5% CoCo Escrow Account as a result of the earliest to occur of: (i) a final, non-appealable order has been entered by a court of competent jurisdiction stating that the put rights which enable the holders of the 5% Contingent Convertible Senior Notes to put their notes to the Company or any of its Subsidiaries prior to February 18, 2013 are of no further force or effect; (ii) the trustee with respect to the 5% Contingent Convertible Senior Notes acknowledges in writing that the put rights which enable the holders of the 5% Contingent Convertible Senior Notes to put their notes to the Company or any of its Subsidiaries prior to February 18, 2013 are of no further force or effect; (iii) the 5% Contingent Convertible Senior Notes are repaid, settled, repurchased or otherwise satisfied to the extent permitted by the Credit Agreement; and (iv) the court presiding over the litigation in respect of the put rights which enable the holders of the 5% Contingent Convertible Senior Notes to put their notes to the Company or any of its Subsidiaries prior to February 18, 2013 orders that the funds in the 5% CoCo Escrow Account shall be deposited (in whole or in part) with such court.

“6% Senior Note Indenture” means the Indenture in respect of the 6% Senior Notes due 2014 among the Company and U.S. Bank National Association, as trustee thereunder, in the form attached to the 6% Senior Note Purchase Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“6% Senior Note Purchase Agreement” means that certain Note Purchase Agreement, dated as of the Amendment No. 15 Effective Date, by and among the Company, certain of its Subsidiaries and the investors party thereto.

“6% Senior Notes” means the Company’s 6% Convertible Senior Notes due 2014 issued pursuant to the 6% Senior Note Indenture.

“6% Senior Notes Proceeds” means the Net Cash Proceeds received by the Company or any Subsidiary in respect of the issuance of the 6% Senior Notes.

(h) Section 2.10 of the Credit Agreement is hereby restated in its entirety as follows:

SECTION 2.10 Aggregate Revolver Reserve Amount. At no time shall (i) the outstanding aggregate principal amount of Existing Block Loans (Performance) plus Letters of Credit in respect of the Existing Revolver Reserve Amount (Performance) then outstanding exceed the Existing Revolver Reserve Amount (Performance), (ii) the outstanding aggregate principal amount of New Block Loans plus Letters of Credit in respect of the New Revolver Reserve Amount then outstanding exceed the New Revolver Reserve Amount and (iii) the outstanding aggregate principal amount of Existing Block Loans (Payroll) then outstanding exceed the Existing Revolver Reserve Amount (Payroll), and in the event that any such excess shall exist, the Company shall make a payment in respect of Loans (or cash collateralize Letters of Credit) outstanding in respect of the Existing Revolver Reserve Amount (Performance), the New Revolver Reserve Amount and/or the Existing Revolver Reserve Amount (Payroll), as applicable, in each case in an amount equal to such excess.

(i) Section 2.12(f) of the Credit Agreement is hereby amended to insert the following immediately preceding the parenthetical reading “(the “Cash Flow Repayment Amount”)” therein:

, minus (z) the 5% CoCo Deposit Amount as of the 5% CoCo Release Date but only to the extent that such amount increased Excess Cash Flow during such immediately preceding fiscal year

(j) Section 2.12(h) of the Credit Agreement is hereby amended to delete each reference to “Unrestricted Cash” appearing therein and to replace therefor a reference to “Unrestricted Cash (minus the 5% CoCo Deposit Amount)” in each case.

(k) Section 2.12(k) of the Credit Agreement is hereby amended to delete each reference to “positive” appearing therein and to replace therefor a reference to “positive (minus the 5% CoCo Deposit Amount)” in each case.

(l) Section 2.12(l) of the Credit Agreement is hereby restated in its entirety as follows:

(l) If, on the close of business on any Business Day (a “Liquidity Determination Date”), Liquidity exceeds $250,000,000 (such excess amount, the “Liquidity Excess Amount”):

(i) subject to clause (iii) below, the Revolving Commitments shall be permanently reduced (and, for purposes of calculating Liquidity for this Section 2.12(l), the Revolving Commitments shall be deemed to be permanently reduced on the fifth (5th) Business Day preceding such Liquidity Excess Determination Date (calculated exclusive of such Liquidity Excess Determination Date)) by an amount equal to such Liquidity Excess Amount without any repayment in cash by the Company (unless any such reduction of the Revolving Commitments requires a concurrent repayment of Revolving Loans, which repayment shall be made on such Liquidity Excess Determination Date), and such permanent reduction shall first reduce the New Revolver Reserve Amount and then the Existing Revolver Reserve Amount (Performance) and then the Existing Revolver Reserve Amount (Payroll);

(ii) if after giving effect to the foregoing clause (i) the New Revolver Reserve Amount and the Existing Revolver Reserve Amount (Performance) and the Existing Revolver Reserve Amount (Payroll) all equal $0, then (x) on such Liquidity Excess Determination Date the Company shall make a prepayment of the Obligations in an amount equal to such Liquidity Excess Amount for application by the Administrative Agent in accordance with the provisions of Section 2.19(f) and (y) the Revolving Commitments shall be permanently reduced (and, for purposes of calculating Liquidity, the Revolving Commitments shall be deemed to be permanently reduced as of the fifth (5th) Business Day preceding such Liquidity Excess Determination Date (calculated exclusive of such Liquidity Excess Determination Date)) by an amount equal to such Liquidity Excess Amount; and

(iii) to the extent that any Liquidity Excess Amount shall arise as the result of the receipt by the Company or any of its Subsidiaries of Net Cash Proceeds from Asset Sales or the existence of any Excess Cash Flow amount, on such Liquidity Excess Determination Date a portion of the mandatory prepayment paid pursuant to Section 2.12(e) in respect of such Asset Sale or Section 2.12(f) in respect of such Excess Cash Flow amount in each case equal to such Liquidity Excess Amount shall be deemed to have been applied by the Administrative Agent in accordance with the provisions of Section 2.19(f).

(m) Article II of the Credit Agreement is hereby amended to insert a new Section 2.24 thereto immediately following Section 2.23 as follows:

SECTION 2.24. Agreement of Confirming Lenders. Notwithstanding the definition of “Maturity Date” set forth in this Agreement, each Confirming Lender hereby acknowledges and agrees that with respect to the USF Bonds, for the period beginning on March 1, 2010 through and including March 31, 2010, such Confirming Lender will not deliver a written notice contemplated by such definition to accelerate the Maturity Date solely due to the Cash Settlement Amount of the aggregate outstanding principal amount of the USF Bonds being equal to or greater than $15,000,000 during such period, and, so long as such Cash Settlement Amount is $0 on and after March 31, 2010, such Confirming Lender will not deliver such a notice during the term of this Agreement; provided that, for the avoidance of doubt, the agreements of the Confirming Lenders under this Section 2.24 are solely with respect to the ability of the Confirming Lenders to accelerate the maturity of the Secured Obligations pursuant to the terms of the definition of “Maturity Date” and shall in no way affect the right, ability or election of any Lender to accelerate the maturity of the Secured Obligations as otherwise contemplated by the terms of this Agreement or any Loan Document.

(n) Section 4.02(e) of the Credit Agreement is amended to (i) redesignate clause (viii) thereof as “clause (ix)” and (ii) insert a new clause (viii) therein as follows:

(viii) solely for purposes of any request for a Borrowing, the 5% CoCo Deposit Amount shall equal $0; and

(o) Section 4.02(h) of the Credit Agreement is hereby amended to delete the reference to “ and (y) there are no amounts available for drawing under the Yellow Receivables Facility as of such date” appearing therein and to replace therefor a reference to “, (y) there are no amounts available for drawing under the Yellow Receivables Facility as of such date and (z) the 5% CoCo Deposit Amount shall equal $0 and”.

(p) Section 4.02 of the Credit Agreement is hereby amended to insert a new clause (i) therein immediately following clause (h) thereof as follows:

(i) solely for purposes of any request for a Borrowing, the 5% CoCo Deposit Amount shall equal $0.

(q) Section 5.01 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (n) thereof, (ii) redesignate clause (o) thereof as “clause (p)” and (ii) insert a new clause (o) therein as follows:

(o) promptly following distribution thereof, all material written reports and information required to be delivered to the holders of the 6% Senior Notes and/or the trustee under the 6% Senior Note Indenture pursuant to the terms of the 6% Senior Note Indenture and any related documents (if not already delivered pursuant hereto); and

(r) Section 5.01 of the Credit Agreement is hereby further amended by replacing the last sentence thereof in its entirety with the following:

Documents required to be delivered pursuant to clauses (a), (b), (c) and (o) of this Section 5.01 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are filed for public availability on the U.S. Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System (or its successor system).

(s) Section 6.01 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (p) thereof, (ii) redesignate clause (q) thereof as “clause (r)” and (ii) insert a new clause (q) therein as follows:

(q) Indebtedness in respect of the 6% Senior Notes in an aggregate principal amount not to exceed $70,000,000 at any time outstanding so long as, immediately upon receipt of the 6% Senior Notes Proceeds by the Company or any of its Subsidiaries, (i) at least $44,957,000 of such 6% Senior Notes Proceeds are used to irrevocably redeem, retire, defease, repurchase, tender for or otherwise extinguish all of the outstanding USF Bonds (or are irrevocably deposited with the trustee under the USF Bond Indenture in an amount sufficient to pay and discharge such USF Bonds) and (ii) at least $20,070,000 of such 6% Senior Note proceeds are deposited into the 5% CoCo Escrow Account in respect of those 5% Contingent Convertible Senior Notes which claim to retain put rights (or the trustee in respect of which notes refuses to execute a supplemental indenture or other documentation affirming the termination and elimination of such put rights) which enable the holders thereof to put their notes to the Company or any of its Subsidiaries prior to February 18, 2013 to be used to irrevocably redeem, retire, defease, repurchase, tender for or otherwise extinguish such 5% Contingent Convertible Senior Notes on or before August 2, 2010; provided, however, that on the 5% CoCo Release Date, such portion of the 6% Senior Notes Proceeds described in the foregoing clause (ii) shall be released from the 5% CoCo Escrow Account (A) directly into the 5% CoCo Deposit Account, and such amounts on deposit in the 5% CoCo Deposit Account may thereafter be used for working capital needs and for general corporate purposes of the Company and its Subsidiaries; (B) to the trustee under the 5% Contingent Convertible Senior Notes to repay, settle, repurchase or otherwise satisfy the 5% Contingent Convertible Senior Notes; or (C) if in the litigation in respect of the put rights which enable the holders of the 5% Contingent Convertible Senior Notes to put their notes to the Company or any of its Subsidiaries prior to February 18, 2013 the court presiding over such matter orders the funds in the 5% CoCo Escrow Account to be deposited (in whole or in part) with it, then to such court; and

(t) Section 6.02 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (n) thereof, (ii) redesignate clause (o) thereof as “clause (q)” and (ii) insert new clauses (o) and (p) therein as follows:

(o) Liens arising under escrow arrangements on terms and conditions reasonably satisfactory to the Administrative Agent in respect of the deposit into escrow by the Company or any of its Subsidiaries of amounts owing under the USF Bonds and/or the 5% Contingent Convertible Senior Notes in order to effectuate the redemption, retirement, defeasance, repurchase, tender for or other extinguishment (or, solely in the case of the 5% Contingent Convertible Senior Notes, to ensure that sufficient funds are available to repay the aggregate outstanding principal amount thereof until the earliest of (i) such time as it is determined by the entry of a final, non-appealable order by a court of competent jurisdiction that the put rights which enable the holders the 5% Contingent Convertible Senior Notes to put their notes to the Company or any of its Subsidiaries prior to February 18, 2013 are of no further force or effect, (ii) the date on which the trustee with respect to the 5% Contingent Convertible Senior Notes acknowledges in writing that the put rights which enable the holders of the 5% Contingent Convertible Senior Notes to put their notes to the Company or any of its Subsidiaries prior to February 18, 2013 are of no further force or effect) and (iii) the Borrower and/or Subsidiaries otherwise repays, settles, repurchases or otherwise satisfies the 5% Contingent Convertible Senior Notes as permitted by the Credit Agreement);

(p) Liens in favor of the trustee under the 6% Senior Notes Indenture arising pursuant to Section 7.07 thereof; and

(u) Section 6.09 of the Credit Agreement of is hereby amended to (i) delete the “and” at the end of clause (vi) thereof, (ii) insert an “and” at the end of clause (vii) thereof and (iii) insert a new clause (viii) therein as follows:

(viii) restrictions and conditions imposed by the 6% Senior Note Indenture.

(v) Section 6.16 of the Credit Agreement of is hereby amended to (i) delete the “and” at the end of clause (e) thereof, (ii) remove the period and insert an “; and” at the end of clause (f) thereof and (iii) insert a new clause (g) therein as follows:

(g) repayments, settlements, repurchases or other satisfaction of Indebtedness of the Company under the 5% Contingent Convertible Senior Notes solely in respect of accrued but unpaid interest as of the date of such repayment, settlement, repurchase or other satisfaction (in whole or in part) of the 5% Contingent Convertible Senior Notes pursuant to the terms of the 5% Contingent Convertible Senior Note Indenture, all in an aggregate amount not to exceed $510,000.

(w) Section 6.17 of the Credit Agreement is hereby amended to insert the following immediately prior to the period at the end thereof:

; provided, that, for the avoidance of doubt, any amendment to or any other modification of the 6% Senior Note Indenture which adds (or requires the addition of) any guarantor thereto beyond the guarantors which are set forth in the 6% Senior Note Purchase Agreement as of the Amendment No. 15 Effective Date would be materially adverse to the Lenders

(x) Article VI of the Credit Agreement is hereby amended to insert new Section 6.19 and new Section 6.20 thereto immediately following Section 6.18 as follows:

SECTION 6.19. Payments in Respect of 6% Senior Notes. The Company will not, and will not permit any of its Subsidiaries to, make any payment in cash in respect of the 6% Senior Notes while the Lenders under this Agreement continue to defer interest, participation fees in respect of Letters of Credit and/or commitment fees under this Agreement.

SECTION 6.20. Modification to Form of 6% Senior Note Indenture and Related Documents. During the period commencing on the Amendment No. 15 Effective Date until the issuance of a portion of the 6% Senior Notes on the 5% CoCo Release Date, the Company will not, and will not permit any of its Subsidiaries to, amend or otherwise modify the form of (i) the 6% Senior Note Purchase Agreement, (ii) the 6% Senior Note Indenture attached to the 6% Senior Note Purchase Agreement on the Amendment No. 15 Effective Date (other than amendments or modifications (including, without limitation a supplemental indenture) contemplated by Section 1(b)(ii) of the 6% Senior Note Purchase Agreement which in no event will adjust the maturity date, representations, warranties, covenants or events of default) or (iii) the escrow agreement in respect of the 5% CoCo Escrow Account attached to the 6% Senior Note Purchase Agreement on the Amendment No. 15 Effective Date, in each case, to the extent any such amendment or other modification would be adverse to the Lenders (it being understood and agreed that, on and after the issuance of a portion of the 6% Senior Notes on the 5% CoCo Release Date, Section 6.17 of this Agreement shall apply (and this Section 6.20 shall cease to apply) to the aforementioned agreements and any agreements related thereto).

(y) Clause (g) of Article VII of the Credit Agreement is hereby amended to delete the reference to “and/or the 5% Contingent Convertible Senior Notes” appearing therein and to replace therefor a reference to “, the 5% Contingent Convertible Senior Notes and/or the 6% Senior Notes”.

(z) Clause (k) of Article VII of the Credit Agreement is further amended to delete the reference to “$15,000,000” appearing therein and to replace therefor a reference to “$10,000,000”.

(aa) Article VII of the Credit Agreement is hereby further amended to (i) delete the “or” at the end of clause (s) thereof, (ii) add “or” at the end of clause (t) thereof and (iii) to insert a new clause (u) therein immediately following clause (t) as follows:

(u) on the 5% CoCo Release Date, any amounts on deposit in the 5% CoCo Escrow Account are released to any person, entity or location other than (A) directly into the 5% CoCo Deposit Account; (B) to the trustee under the 5% Contingent Convertible Senior Notes to repay, settle, repurchase or otherwise satisfy the 5% Contingent Convertible Senior Notes; (C) if in the litigation in respect of the put rights which enable the holders of the 5% Contingent Convertible Senior Notes to put their notes to the Company or any of its Subsidiaries prior to February 18, 2013 the court presiding over such matter orders that the funds in the 5% CoCo Escrow Account be deposited (in whole or in part) with it, then to such court; or (D) the Borrower and/or Subsidiaries otherwise repays, settles, repurchases or otherwise satisfies the 5% Contingent Convertible Senior Notes as permitted by the Credit Agreement;

(bb) Exhibit A (Form of Assignment and Assumption) is hereby amended and restated in its entirety as set forth on Annex A attached hereto.

(cc) The Lenders party hereto acknowledge and agree that the amendment to the Contribution Deferral Agreement (in the form set forth on Annex B attached hereto) which will be effective concurrently with this Amendment is not “adverse” to the Company and/or the Lenders.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Supermajority Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (iii) those documents and instruments as may be reasonably requested by the Administrative Agent, (b) an amendment in respect of the Specified Pension Fund Deferral Transaction Documents in form and substance reasonably satisfactory to the Administrative Agent shall be effective concurrently with the effectiveness of this Amendment, (c) the 6% Senior Note Purchase Agreement (attached to which are (A) the final form of the 6% Senior Note Indenture, (B) a final form of a 6% Senior Note (each as defined in the Credit Agreement, as amended by this Amendment) and (C) a final form of the escrow agreement in respect of the 5% CoCo Escrow Account) (each as defined in the Credit Agreement, as amended by this Amendment), all in form and substance reasonably satisfactory to the Administrative Agent shall be effective concurrently with the effectiveness of this Amendment and (d) the Company shall have paid all previously invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents, in each case to the extent reimbursable under the terms of the Credit Agreement.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, to the extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral,

(iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrowers, and (vi) the negotiation, documentation and execution of this Amendment and any documents relating hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Documentation Agent and as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

UMB BANK, n.a., as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

TAIPEI FUBON COMMERCIAL BANK CO., LTD., as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

[LENDER - INSERT FULL LEGAL NAME IN CAPS AND DELETE BRACKETS],
as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

ANNEX A

EXHIBIT A

Form of Assignment and Assumption

Attached

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 15 to the Credit Agreement dated as of August 17, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 15 is dated as of February 10, 2010 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guarantee Agreement, the Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such Subsidiary Guarantee Agreement, the Security Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: February 10, 2010

[Signature Pages Follows]

EXPRESS LANE SERVICE, INC.

By:
Name:
Title:

GLOBE.COM LINES, INC.

By:
Name:
Title:

IMUA HANDLING CORPORATION

By:
Name:
Title:

NEW PENN MOTOR EXPRESS, INC.

By:
Name:
Title:

ROADWAY EXPRESS INTERNATIONAL, INC.

By:
Name:
Title:

ROADWAY LLC

By:
Name:
Title:

ROADWAY NEXT DAY CORPORATION

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

ROADWAY REVERSE LOGISTICS, INC.

By:
Name:
Title:

USF BESTWAY INC.

By:
Name:
Title:

USF CANADA INC.

By:
Name:
Title:

USF DUGAN INC.

By:
Name:
Title:

USF GLEN MOORE INC.

By:
Name:
Title:

USF HOLLAND INC.

By:
Name:
Title:

USF LOGISTICS (MEXICO) INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

USF LOGISTICS SERVICES (PUERTO RICO) INC.

By:
Name:
Title:

USF MEXICO INC.

By:
Name:
Title:

USF REDSTAR LLC

By:
Name:
Title:

USF REDDAWAY INC.

By:
Name:
Title:

USF SALES CORPORATION

By:
Name:
Title:

USF TECHNOLOGY SERVICES INC.

By:
Name:
Title:

USFREIGHTWAYS CORPORATION

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

YRC ASSOCIATION SOLUTIONS, INC.

By:
Name:
Title:

YRC INC.

By:
Name:
Title:

YRC INTERNATIONAL INVESTMENTS, INC.

By:
Name:
Title:

YRC LOGISTICS GLOBAL, LLC

By:
Name:
Title:

YRC LOGISTICS SERVICES, INC.

By:
Name:
Title:

YRC LOGISTICS, INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

YRC MORTGAGES, LLC

By:
Name:
Title:

YRC ENTERPRISE SERVICES, INC.

By:
Name:
Title:

YRC REGIONAL TRANSPORTATION, INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 15

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007